Exhibit 10.1

EXECUTION VERSION

PNC BANK, NATIONAL ASSOCIATION

The Tower at PNC Plaza

300 Fifth Avenue

Pittsburgh, PA 15222

November 17, 2018

Black Box Corporation

1000 Park Drive

Lawrence, Pennsylvania 15055

Attention: Chief Financial Officer

RE: Letter Agreement

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated May 9, 2016 (as amended, modified, supplemented or restated from time to time, including by that certain Amendment and Joinder Agreement dated August 9, 2017, that certain Second Amendment, dated June 29, 2018, and that certain Consent Agreement, dated as of November 11, 2018 (the “Consent Agreement”), the “Credit Agreement”), by and among BLACK BOX CORPORATION, a Delaware corporation (the “Borrower”), each of the Guarantors party thereto (together with the Borrower, collectively, the “Loan Parties”), each of the Lenders party thereto (the “Lenders”), and PNC BANK, NATIONAL ASSOCIATION (“PNC”), in its capacity as administrative agent for the Lenders under the Credit Agreement (in such capacity, the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Credit Agreement.

Upon the execution of this Letter Agreement by the Administrative Agent, each of the Lenders and each of the Loan Parties, in connection with the Restructuring Transaction (as defined in the Consent Agreement), the Administrative Agent, Lenders, and Loan Parties hereby agree that Section 1.1 of the Credit Agreement shall be deemed to be amended as follows:

(a)    Section 1.1 of the Credit Agreement shall be deemed to be amended to insert the following new definition of “Consent Agreement” in its appropriate alphabetical position:

“Consent Agreement” shall mean the Consent Agreement, dated as of November 11, 2018, by and among the Loan Parties, the Administrative Agent and the Lenders.

(b)    The definition of “LIFO Expiration Date” contained in Section 1.1 of the Credit Agreement shall be deemed to be amended and restated in its entirety as follows:

“LIFO Expiration Date shall mean the earlier of (a) January 17, 2019 (unless the Termination Date (as defined in the Consent Agreement) is not extended by the Administrative Agent in its sole discretion through January 17, 2019, and the Required Lenders direct that the LIFO Expiration Date be the Termination Date, provided such date shall not be extended beyond January 17, 2019 without the consent of the Administrative Agent and the Lenders), and (b) the date on which the earlier occurs (i) the Administrative Agent, at its discretion or upon the Required Lenders’ direction to the Administrative Agent, determines to terminate the LIFO Facility following the occurrence of an Event of Default that has not been waived in accordance with this Agreement or (ii) the Obligations are otherwise accelerated.”

Except as expressly modified by the terms hereof, all of the terms and conditions of the Credit Agreement and the other Loan Documents are hereby reaffirmed and shall continue in full force and effect as therein written.

Please countersign this letter agreement below to evidence the Loan Parties’ acknowledgment and agreement with respect to the foregoing. This letter agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or other form of electronic transmission shall be deemed to be an original signature hereto.

[INTENTIONALLY LEFT BLANK]

Sincerely,

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By:	/s/ Christopher B. Gribble
Name: Christopher B. Gribble
Title: Senior Vice President

[Signature Page to Letter Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ John M. Schuessler
Name: John M. Schuessler
Title: Senior Vice President

[Signature Page to Letter Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mike Warren
Name: Mike Warren
Title: Sr VP

[Signature Page to Letter Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jeanette A. Griffin
Name: Jeanette A. Griffin
Title: Senior Vice President

[Signature Page to Letter Agreement]

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Neil Corry-Roberts
Name: Neil Corry-Roberts
Title: SVP

[Signature Page to Letter Agreement]

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Don D. Mishler
Name: Don D. Mishler
Title: SVP

[Signature Page to Letter Agreement]

FIRST COMMONWEALTH BANK, as a Lender

By:	/s/ H. Clayton Soles

Name: H. Clayton Soles
Title: Vice President

[Signature Page to Letter Agreement]

Agreed to and accepted by the Loan Parties:

Black Box Corporation, a Delaware corporation

By:	/s/ David J. Russo
David J. Russo
Chief Financial Officer and Treasurer

[Signature Page to Letter Agreement]

ACS Communications, Inc., a Texas corporation
ACS Dataline, LP, a Texas limited partnership
ACS Dataline of the Northwest, Inc., an Oregon corporation
ACS Investors, LLC, a Delaware limited liability company
BB Technologies, Inc., a Delaware corporation
BBOX Holdings Puebla LLC, a Delaware limited liability company
Black Box Corporation of Pennsylvania, a Delaware corporation
Black Box Network Services, Inc. - Government Solutions, a Tennessee corporation
Black Box Services Company, a Delaware corporation
Black Box Ventures Holding Company, a Delaware corporation Delaney Telecom, Inc., a Pennsylvania corporation
NextiraOne, LLC, a Delaware limited liability company
NextiraOne New York, LLC, a Delaware limited liability company
Norstan Communications, Inc., a Minnesota corporation
Scottel Voice & Data, Inc., a California corporation
Vibes Technologies, Inc., a Minnesota corporation

By:	/s/ Ronald Basso
Ronald Basso, in his capacity as one of more
of the following: President, Vice President,
Treasurer and/or Secretary

[Signature Page to Letter Agreement]